UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2017

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 West 5th Street Covington, KY 41011

(Address of principal executive offices, including zip code)

(513) 602-3268

(Registrant’s telephone number, including area code)

319 Clematis Street, Suite 400 West Palm Beach, FL. 33401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 21, 2017, the Company filed with the Secretary of State of Nevada Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) that had the effect of increasing the authorized shares of capital stock to 6,500,000,000 and designating 6,450,000,000 shares of the authorized capital stock of the Company as common stock, par value $0.001 and 50,000,000 shares of the authorized capital stock of the Company as preferred stock, par value $0.001, with the powers, preferences and rights, and the qualifications, limitations and restrictions designated by the Company’s board of directors.

The foregoing description of the Amended and Restated Articles does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Articles, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD FARMS FOOD, INC.

Date: November 22, 2017	By:	/s/ Ronald E Heinemann
Ronald E Heinemann
Chief Executive Officer

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